CHINA ARCHITECTURAL ENGINEERING 大華建設



A High-End Building Envelope Solution (BES) Specialist

Investor Presentation
April 2008

(AMEX: RCH)

Forward-Looking Statements

In addition to historical information, the statements set forth throughout this presentation include forward-looking statements that may involve risk and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such risks and uncertainties include, but are not limited to, uncertainty of contract negotiations and payments under existing contracts, the Company's dependence on government contracts, changes in the laws of the PRC that affect the Company's operations, fluctuation and unpredictability of costs related to the Company's products and services, the Company's dependence on the steel and aluminum markets, reduction or reversal of the Company's recorded revenue or profits due to "percentage of completion" method of accounting and expenses and costs associated with the issuance of convertible bonds. The forward-looking statements are also identified through use of the words "believe," "enable," "may," "will," "could," "intends," "estimate," "anticipate," "plan," "predict," "probable," "potential," "possible," "should," "continue," and other words of similar meaning. Actual results could differ materially from the expectations contained in forward-looking statements as a result of several factors, including regulatory approval requirements and competitive conditions. These and other factors that may result in differences are discussed in greater detail in the Company's reports and other filings with the Securities and Exchange Commission.

This presentation also contains certain references to certain Company "financial and operational goals". These goals should in no way be construed to represent or entail official Company guidance or any expectation of future financial performance of the Company. Rather, they are internally generated goals which may or may not be achieved depending on a variety of factors, many of which are outside of the Company's control. Actual financial guidance or expectations of performance may be made at a later date to the public further to the requirements of Regulation FD, and there is no assurance any such guidance or expectations would be consistent with the financial or operational goals set forth herein.

Snapshot

Exchange/Symbol:	(Amex: RCH)
Recent Price (*April 11, 2008*):	$5.44
P/E Ratio (*Based on trailing twelve months*):	23.05
52-week high/low:	$27.25/$4.75
Average daily volume *(3 months):*	176,814
Shares outstanding:	51.8 million
Float:	5.4 million
Market capitalization:	$282 million
Insider ownership:	73%
Analyst coverage:	Piper Jaffray – Michael Cox

Company Profile

- Industry leader in design, engineering, fabrication and installation of building envelope systems, including high-end curtain walls and roofing systems.
- Specialize in providing timely, high-quality, fully-integrated and cost-effective solutions, encompassing the entire construction chain.
- Founded in 1992, with offices in 13 cities in China, Hong Kong, Sydney, Dubai and New York.
- 600+ employees with 150 designers/engineers and 300 project managers / supervisors.
- Completed 100+ large, complex and unique projects across China, Hong Kong, Macau, Australia & Southeast Asia, including numerous award-winning landmark buildings.

Investment Highlights

- Rare play for investors seeking a stake in China's growing construction industry and global demand for building envelope systems
- Proven, unique and highly scalable business model provides significant competitive advantages and industry-leading margins
- International expansion strategy to improve margins, diversify geographically and accelerate future growth
- 2008 backlog at record $106 million
- 5-year CAGR revenue growth of over 40%, double industry growth rate
- 5-year CAGR earnings growth of over 36%
- Undervalued relative to peers and future earnings potential

CHINA ARCHITECTURAL ENGINEERING 大華建設

Strong Management Team

Ken Yi Luo – Chairman, CEO and COO
- 34 years+ industry experience
- Mechanical engineering and engineering management expertise
- Executive author (appointed by the Chinese Ministry of Construction) on national standards for glass curtain wall industry
- Named as one of "Ten Great Leaders in Technology" in China

Xinyue Jasmine Geffner, CFA – Chief Financial Officer
- Extensive investment and commercial banking experience both in China and the Americas region
- Frequent keynote speaker at China-related financial conferences
- Formerly held senior positions at HSBC (Head of China Desk, Americas) and Dresdner Kleinwort Wasserstein
- MBA from NYU Stern School of Business & CFA holder

Geoffrey Ng – Vice President of International Projects
- 28 years+ industry experience
- Mechanical engineering and construction industry expertise
- Founded Techwell in 1982 in HK before it was acquired by CAE last November. Techwell completed over 100 infrastructure projects in the Asia Pacific region

John Anderson – President, CAE Building Systems, Inc. (US Subsidiary)
- 33 years+ extensive senior-level experience at the project and corporate level
- Fomer President and COO of Glassalum International Corporation, a custom curtain wall manufacturing and installation company in the US
- Project Management experience includes nearly 70 major construction projects

CHINA ARCHITECTURAL ENGINEERING
大華建設

Products and Services

Unique Value Proposition

No Other Non-residential Construction Company Covers Entire Value Chain

- Post-completion Service
- ↑ Installation
- ↑ Fabrication of Materials
- ↑ Custom Design and Engineering
- ↑ Project Concept

- Strict quality assurance in design, engineering, fabrication and installation
- Installation by highly trained teams of full-time project managers and supervisors
- Full range of materials available in glass, stone or metal, outsource commoditized fabrication
- More than 150 designers and engineers using state-of-the-art CAD/CAM
- Work with architect to develop, clarify and enhance vision

Leading-edge Technology

- 62 patents in China, incl. 2 approved in Europe, Japan and Hong Kong (pending in the US).
- Emphasis on continuing R&D
  - Supports high-end curtain wall and building envelope technology
- R&D JV with Qinghua University
- Research results applied to our projects:
  - Reduced need for heat and air conditioning
  - Automatic blind and other façade controls
  - Sustainable buildings using clean, renewable power
  - Reduced building materials and installation costs





Customized Solutions

- Solutions for Landmark Projects:
  - Airports, railway stations
  - Opera theaters, greenhouses, museums, stadiums, conference centers
  - City statues and commercial buildings



The Inner Mongolia Airport

- Examples of Landmark Projects Underway:
  - Renovation and the extension of *National Museum in Beijing*, which will be the largest and one of finest in world
  - *Hangzhou International Conference Center*
  - *Dubai Metro System*, the longest fully automated rail system in the world

World-Class Quality Standards

- Finalizing approvals for another 3-year renewal
  - ISO 9001 – International Quality System Certification – Apr 2008
  - ISO 14001 - International Environmental System Certification – April 2008
  - ISO 18001 - International Safety System Certification – June 2008
- Class A Design License and Class A Construction License of Curtain Wall in China Authorized by the National Ministry of Construction (NMOC)
- Class B Design License and Class A Construction License of Light-duty Steel Building Structure Engineering & Design authorized by NMOC
- Class A Construction License of Automated Building Control System by NMOC


CERTIFICATE
工程设计证书
CERTIFICATE

Selected Projects

Selected Projects

The National Grand Theater – Beijing *(completed in 2007)*

Architect: Paul Andreu, ADPI Architects Engineers Planners, France



- 50 years in the making, this is China's largest and most famous theater and will be one of the world's largest.
- Titanium roof and glass curtain wall form a multi-layered, color shifting elliptical shell
- Changes in light and temperature produce unpredictable color effects
- Uses 12 of CAE's patented technologies, recognized in China, US, Europe, Japan and Hong Kong

Selected Projects

Qintai Cultural & Art Center – Wuhan *(completed in 2007)*

Architect: Guangzhou Pearl River Foreign Investment Architectural Designing Institute, China



- Used different curtain wall systems and cladding materials, incl. aluminum, bronze, and precast fair faced concrete cladding panels.
- Bronze curtain wall covers an area of 107,000 sq. ft., the world record for the largest bronze curtain wall in world.
- The use of 428,000 sq. ft. of precast concrete panels also breaks the record for the largest curtain wall of its kind in China.
- Won the “Annual Energy-saving Construction Representative Project” award in China in 2007.

Selected Projects

National Conference Center – Vietnam *(completed in 2006)*

Architect: International GMP-Inros Lackner, Germany



- Funded by Vietnamese and built for the APEC Summit held in Hanoi in 2006.
- Total area of approx. 600,000 sq. ft., the National Conference Center is a contemporary architectural construction with distinctive, traditional Vietnamese design.
- Contracted for design, engineering, supply and installation of the external façade, including the roofing and glass curtain wall systems.

The Meridian Gate Exhibition Hall in the Palace Museum - Forbidden City, Beijing *(Completed in 2005)*

Architects: Beijing Qinghua Andi Architectural Design Consultant Co., Ltd. & Beijing Western Architectural Co. Ltd.



- As general contractor, we used patented point fixture glass technology to create an design which not only preserve the ancient hall but also offer maximum visibility and enjoyment for visitors.
- Won the 2005 UNESCO Jury Commendation for Innovation of Asia-Pacific Heritage Award.

Olympic Sports Center – Nanjing *(completed in 2005)*

Architects: Philip Cox, Australia and Architectural Design & Research Institute of Jiangsu, China



- Main stadium for China's 10th National Games in 2005 and largest sports architectural complex – with the most comprehensive functions – before Beijing hosts 2008 Olympic Games
- Comprised of 2 separate projects - Gymnasium curtain wall and roofing system for Swimming Center.
- Combination of 4 curtain wall systems and an aluminum sun shading system.
- Flowing face of skylight produced with multi-dimensional temper-bending laminated double-Glazing glass technology, used for the first time in the world.
- Swimming center designed to be formed by cylinder and spherical structure that created complex structural difficulties. Innovatively adopted the flabellate waterproofing panels to resolve this issue.
- Project awarded the "Top Ten National Building Technology Achievement Award"

Selected Projects

Guangzhou Opera House *(Expected completion date – 2008)*

Architect: Zaha Hadid, Britain



- Will be China's third largest opera house.
- Building shaped like two pieces of precious stones, forming unique appearance which reflects strong post-modern architectural characteristics.
- External façade characterized by three-dimensional geometric structure, and roof separated into number of irregular faces. Number of irregular shapes resulted in a complex installation procedure.
- Beating out 9 competitors, we were awarded contract to design, engineer, supply and install the entire external façade.

Selected Projects

Dubai Metro Project *(Expected completion date – 2009)*

Architects: Atkins, UK



- CAE will design, engineer, fabricate and install external envelopes for 8 out of 23 Red Line stations.
- When completed, the Dubai Metro system will be the longest fully automated rail system in the world and the first system of its kind in the Middle East. The Red Line is the 1st of the system's 4 lines.
- It is the flagship project of the RTA (Road and Transport Authority – Dubai) with investments for the first phase alone totaling over $4.2 billion. Its visibility throughout the city will make it a prominent architectural showpiece.

Selected Projects



High-rise office building - Doha, Qatar *(Expected completion date – 2008)*

Architect: Ateliers Jean Nouvel, France

- June 2005, awarded contract for glass curtain wall and solar protection system of the Qatar high-rise office tower, which will be the tallest building in Qatar
- Design evokes geometric complexity of the oriental moucharabieh, an Islamic style of interlaced wooden screenwork, while also functioning as a form of solar protection.
- Curtain wall is composed of four "butterfly" aluminum elements of different scales. Overall pattern changes in order to provide maximal protection from sun.
- Inside layer is reflective glass skin. System of roller-blinds can also be used when needed.

CHINA ARCHITECTURAL ENGINEERING
大華建設

Industry Honors and Awards

Honors and Awards


十大建设科技成就表彰

In 2006, CAE received award for one of the ten greatest achievements in construction technology in China


建筑师协会第20届世界建筑师大会

Ken Luo was honored at the International Assoc. of Architects


中国巴士快速交通发展

CAE received the 2003 Zhantian You Award, the highest prize in civil engineering in China

Selected Awards

- Mr. Luo published numerous books and articles, including the 9th book to be published in China in May 2008 on the National Grand Theater in Beijing.
- CAE was awarded the National Construction Prize – the *Ru Bang Prize* – multiple times, including 2007 win for the Yunnan Guanshang Telecommunications Building
- "Eco-façade Energy-saving System Used in Large Buildings" awarded the "*Top Ten National Building Technology Achievement Prize*" in 2003
- CAE received 3 of the "*Top Ten National Building Technology Achievement*" awards in 2005 - the *Hangzhou Grand Theater*, the *Nanjing Olympics Center* & the *Meridian Gate Exhibition Hall* in the Palace Museum of the Forbidden City in Beijing
- CAE received the "*Top Ten National Building Technology Achievement"* awards in 2006 for the Shanghai South Railway Station
- The Wuhan Qintai Art and Cultural Centre awarded "*2007 China's Annual Energy-Saving Construction Representative Project."*

CHINA ARCHITECTURAL ENGINEERING
大華建設

Growth Strategy

Growth Strategy

Three-Pronged Growth Strategy*

I. Further increase market share in China

II. Pursue higher-margin, larger international markets

III. Leverage reputation and technological expertise

* *Based on internal corporate goals; Not to be construed as financial guidance*

Growth Strategy

- Growth strategy supported by:
  - Multi-billion dollar domestic and international market
  - Record backlog provides clear visibility
  - Expanded senior management, sales and project teams
- Financial goals through 2009*:
  - Drive margin expansion, earnings, cash flow
  - 45%+ annual revenue growth
  - 45%+ annual earnings growth

* *Based on internal corporate goals; Not to be construed as financial guidance*

International Expansion

Contract bid win rate

- **China: 60%**
- **International: 45%**



FY 2007 Revenues
International
10%
China
90%

Revenue Distribution

- 70% from public sector
- 30% from private sector
- 90% fixed-price contract
  - Majority of values are revised higher
  - Realize profit when costs are controlled
- 10% cost-plus-fee contract
  - Reimbursed for allowable costs


2007 Revenues
$61 Million Government
$26 Million Commercial

CAE's Market: China and Beyond


CONSTRUCTION EXPENDITURES IN CHINA
$20
15
10
5
0
(in billions USD)
Non-building
Residential building
Non-residential building
2001
2006
2011E
2016E

Source: The Freedonia Group.

- Spending in the non-residential sector, CAE's primary market rose at annual rate of 19.5% from 2001 to $259 billion in 2006
- Growth from 2006 to 2011 expected at approximately 8.6%, close to China's overall economic growth
- CAE to continue to growth within China while also diversifying into higher growth, higher margin markets such as Middle East and Southeast Asia

CHINA ARCHITECTURAL ENGINEERING 大華建設

CAE's Market: China and Beyond

DOMESTIC VS. INTERNATIONAL EXPANSION STRATEGY*


2006
12%
88%
2007
10%
90%
2008G**
30%
70%
2009G**
50%
50%
China
International

* As a percentage of total revenue

** Based on internal corporate goals; Not to be construed as financial guidance

Financial Highlights

CHINA ARCHITECTURAL ENGINEERING 大華建設

Annual Revenue Growth



RECORD ANNUAL REVENUE GROWTH
(in thousands USD)
$200,000
$160,000
$120,000
$80,000
$40,000
$0
2004
2005
2006
2007
2008G*
2009G*

* Based on internal corporate goals; Not to be construed as financial guidance

Annual Net Income Growth


RECORD NET INCOME GROWTH
(in thousands USD)
$40,000
$30,000
$20,000
$10,000
$0
2004
2005
2006*
2007
2008G**
2009G**

* 2006 earnings were negatively impacted by a one-time, non-cash charge of $3.8 million.

** Based on internal corporate goals; Not to be construed as financial guidance

Annual EPS Growth


EARNINGS PER SHARE GROWTH
(on a fully-diluted basis)
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
2004
2005
2006*
2007
2008G**
2009G**

* 2006 earnings were negatively impacted by a one-time, non-cash charge of $3.8 million.

** Based on internal corporate goals; Not to be construed as financial guidance

Improving Gross Margins


RISING REVENUES, IMPROVING MARGINS
(Revenues in thousands USD)
$200,000
$150,000
$100,000
$50,000
$0
35%
30%
25%
20%
15%
10%
5%
0%
2004
2005
2006
2007
2008G*
2009G*

* Based on internal corporate goals; Not to be construed as financial guidance

Growing Backlog


RECORD AND GROWING BACKLOG
$150
$100
$50
$0
(in millions USD)
2007
2008*
2008**
2009
2010

* As of January 2008

** Updated as of April 2008

Balance Sheet

BALANCE SHEET

(as of 12/31/2007)

Assets

Total cash	$4,635,184
Contracts receivables	$13,047,559
Cost and earnings in excess of billings	$57,488,693
Total current assets	$84,987,729

Liabilities and stockholder equity

Short-term debt	$2,578,550
Accounts payable	$18,737,771
Total current liabilities	$39,313,105
Long-term debt	$443,881
Convertible bond	$3,465,741

Investment Highlights

- Rare play for investors seeking a stake in China's growing construction industry and global demand for building envelope systems
- Proven, unique and highly scalable business model provides significant competitive advantages and industry-leading margins
- International expansion strategy to improve margins, diversify geographically and accelerate future growth
- 2008 backlog at record $106 million
- 5-year CAGR revenue growth of over 40%, double industry growth rate
- 5-year CAGR earnings growth of over 36%
- Undervalued relative to peers and future earnings potential

Contact Information

Company Investor Contact:

Xinyue Jasmine Geffner, CFA
Chief Financial Officer
China Architectural Engineering, Inc.

Hong Kong Office: 852 3102 8363
Hong Kong Cell: 852 6058 7858
Hong Kong Fax: 852 3102 8360
jasmine.geffner@caebuilding.com
www.caebuilding.com

U.S. Investor Contact:

Haris Tajyar
Managing Partner
Investor Relations International
Office: 818-382-9702
Cell: 818-437-7706
Fax: 818-382-9701
htajyar@irintl.com